SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a)of the Securities Exchange Act of 1934
                              (Amendment No.   )
                                            ---



Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss. 240.14a-12

                    TENNESSEE VALLEY FINANCIAL HOLDINGS, INC.
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                (Name of Registrant as Specified In Its Charter)

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     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the Appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     5.   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1) Amount Previously Paid:
                                    --------------------------------------------
          2) Form, Schedule or Registration Statement No:
                                                         -----------------------
          3) Filing Party:
                          ------------------------------------------------------
          4) Date Filed:
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                    TENNESSEE VALLEY FINANCIAL HOLDINGS, INC.
                            401 South Illinois Avenue
                               Oak Ridge, TN 37830
                                  April 5, 2004

To the Shareholders of
    Tennessee Valley Financial Holdings, Inc.,

     You are cordially invited to attend the annual meeting of shareholders of Tennessee Valley Financial Holdings, Inc. (the "Company"), which will be held at our main office located at 401 South Illinois Avenue, Oak Ridge, Tennessee 37830, on Tuesday, April 27, 2004, at 6:30 p.m., Eastern Time.

     At the meeting, you will be asked to:

          o elect nine (9) directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified;

          o ratify the appointment of Pugh & Company P.C., Certified Public Accountants, as auditors for the Company for 2004;

          o transact other business that properly comes before the meeting or any adjournment of the meeting.

     We have enclosed a notice of the annual meeting of shareholders, a proxy statement, and a form of proxy. The matters listed in the notice of annual meeting are more fully described in the proxy statement.

     It is important that your shares are represented and voted at the meeting, regardless of the size of your holdings. Accordingly, we would appreciate your completing the enclosed form of proxy whether or not you plan to attend the meeting. If you are present at the meeting and wish to vote your shares personally, your form of proxy can be revoked upon your request prior to balloting.

     We urge you to return your form of proxy by mailing it in the enclosed postage-paid envelope to be received no later than 5:00 p.m. on April 27, 2004.

     This proxy statement incorporates documents by reference which are not presented herein or delivered herewith. These documents include our annual report on Form 10-KSB for the year ended December 31, 2003 as filed with the Securities and Exchange Commission. These documents are available on request without charge from Jerry Cooksey, Vice President, Tennessee Valley Financial Holdings, Inc., 401 South Illinois Avenue, Oak Ridge, Tennessee 37830, telephone number 865-483-9444. In order to ensure timely delivery of the documents, any request should be made by April 16, 2004.

                                 Sincerely yours,

                                 /s/ Thomas E. Tuck
                                 ---------------------------------------------
                                 Thomas E. Tuck
                                 President and Chief Executive Officer

                    TENNESSEE VALLEY FINANCIAL HOLDINGS, INC.
                            401 South Illinois Avenue
                               Oak Ridge, TN 37830

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  April 5, 2004

     Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Tennessee Valley Financial Holdings, Inc., a Tennessee banking corporation (the "Company"), will be held April 27, 2004 at 6:30 p.m. local time, at the Company's Main Office located at 401 South Illinois Avenue, Oak Ridge, Tennessee 37830, for the following purposes:

     1. To elect nine (9) directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified;

     2. To ratify the appointment of Pugh & Company P.C., Certified Public Accountants, as auditors for the Company for 2004;

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only those shareholders of record at 5:00 p.m., local time, on March 31, 2004, are entitled to notice of and to vote at the Meeting. Each shareholder, even though he or she now plans to attend the Meeting, should execute and return the enclosed proxy without delay. A self-addressed postage prepaid envelope is enclosed for this purpose. Any shareholder present at the Meeting may vote personally on all matters brought before the Meeting and, in that event, his or her proxy will not be used. A proxy may be revoked at any time, insofar as the authority granted thereby has not been exercised, by filing with the Secretary of the Company, a written revocation or duly executed proxy bearing a later date.

     This proxy statement incorporated documents by reference which are not presented herein or delivered herewith. These documents are available on request without charge from Jerry Cooksey, Vice President, Tennessee Valley Financial Holdings, Inc., 401 South Illinois Avenue, Oak Ridge, Tennessee 37830, telephone number 865-483-9444. In order to ensure timely delivery of the documents, any request should be made by April 16, 2004.



                             By Order of the Board of Directors

                             /s/ Mark Holder
                             ---------------------------------------------------
                             Mark Holder, Secretary


Oak Ridge, Tennessee
Dated: April 5, 2004

                                 PROXY STATEMENT
                                       OF
                    TENNESSEE VALLEY FINANCIAL HOLDINGS, INC.
                   FOR THE ANNUAL MEETING OF ITS SHAREHOLDERS
                            TO BE HELD APRIL 27, 2004

General

     This proxy statement is being furnished to the holders of common stock, par value $1.00 per share ("Common Shares"), of Tennessee Valley Financial Holdings, Inc., a Tennessee corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the annual meeting of shareholders of the Company to be held on April 27, 2004, at 6:30 p.m., local time, at the Company's main office, 401 South Illinois Avenue, Oak Ridge, Tennessee and at any adjournment or adjournments thereof (the "Meeting").

     This proxy statement and the accompanying form of proxy are first being mailed to shareholders of Tennessee Valley Financial Holdings, Inc. on or about March 31, 2004.

Voting

     Shareholders of the Company of record at the close of business on March 31, 2004, the record date designated by the Board of Directors, will be entitled to notice of and to vote at the Meeting. On that date, the Company had outstanding 534,130 Common Shares.

     The presence in person or by proxy of the holders of a majority of the issued and outstanding Common Shares entitled to vote at the Meeting is necessary in order to constitute a quorum. At the Meeting, the Company's shareholders will vote

     o    to elect nine directors;

     o to ratify the appointment of Pugh & Company, P.C. as the Company's independent auditors for 2004; and

     o to transact other such business that properly comes before the meeting or any adjournment of the meeting.

     The election of each of the nominees to the Board of Directors of the Company will require the affirmative vote of a plurality of the Common Shares voting at the Meeting. The affirmative vote of a majority of the Common Shares present or represented at the meeting, if a quorum exists, is required to ratify the appointment of Pugh & Company, P.C., as the Company's independent auditors for 2004. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

     Each holder of the Common Shares is entitled to one vote for each Common Share held on all matters submitted before the Meeting or any adjournment or adjournments thereof. Cumulative voting is not provided for in the election of directors.

     Common Shares represented by properly executed proxies, unless previously revoked, will be voted in accordance with the instructions on such proxies. If no instruction is indicated on the proxy, the named holders of the proxies will vote such Common Shares in favor of all nominees named in this Proxy Statement, and the ratification of the selection of independent auditors. The named holders of proxies also will use their discretion in voting the Common Shares in connection with any other business that properly may come before the Meeting.

     Any shareholder who sends in a proxy has the power to revoke that proxy any time prior to the exercise of the proxy by giving written notice to the Secretary of the Company at its executive offices located at 401 South Illinois Avenue, Oak Ridge, Tennessee 37830. Shareholders also may revoke proxies either by a later dated proxy, if the Company receives such proxy prior to the exercise of the prior proxy, or by attending the Meeting and voting in person.

Information Regarding Certain Beneficial Owners

The following table sets forth certain information concerning the beneficial ownership of the Common Shares by (i) directors and persons nominated to become directors of the Company and executive officers of the Company, and (ii) directors and executive officers of the Company as a group. There are no persons known to the Company to be the beneficial owners of more than 5% of the outstanding Common Shares of the Company. The information shown in this table is based on information provided to the Company as of March 31, 2004.

                                                                   Amount and
                                                                   Nature of
                                                                   Beneficial
                                                Number             Ownership
Name of Beneficial Owner (1) (2)             of Shares          Percent of Class
--------------------------------------------------------------------------------
J. Michael Anderson                             10,000                1.87%
350 N. Illinois Ave.
Oak Ridge, TN 37830

Larry Beeman                                    10,100                1.89%
687 Emory Valley Road, Suite A
Oak Ridge, TN 37830

A.P. Cappiello                                   6,667                1.25%
100 Tulsa Road, Suite 28
Oak Ridge, TN 37830

Gerald L. Cooksey, Jr.                              0                 0.00%
401 South Illinois Avenue
Oak Ridge, TN 37830

Victor I. Dodson                               24,485                 4.58%
335 Warehouse Road
Oak Ridge, TN 37830

Mark B. Holder (3)                              1,600                 0.30%
401 South Illinois Avenue
Oak Ridge, TN 37830

J. Frank Jamison                               11,000                 2.06%
673 Emory Valley Road
Oak Ridge, TN 37830

Terry L. Kerbs                                  9,000                 1.68%
10613 Dutchtown Rd.
Knoxville, TN 37932

Thomas D. Moye                                  1,500                 0.28%
12408 Sparta Lane
Knoxville, TN 37922

Braxton L. Sadler (4)                           4,500                 0.84%
401 South Illinois Avenue
Oak Ridge, TN 37830

Thomas E. Tuck (5)                             22,250                 4.17%
401 South Illinois Avenue
Oak Ridge, TN 37830

W. Robert Witt                                  1,724                 0.32%
1242 Weisgarber Road
Knoxville, TN 37917

(ii) Directors and executive officers
as a group (6)                                102,826                19.25%
----------------------------------
     (1) Includes shares beneficially owned, directly or indirectly, together with associates. Also includes shares held as trustee and held by custodian by minor children. Shares subject to options are treated as issued and outstanding for the purpose of computing the percent class owned by such person or group but not for the purpose of computing the percent class owned by any other person or group.
     (2)  Business Address.
     (3)  Includes 1,500 shares issuable upon the exercise of options.
     (4)  Includes 4,000 shares issuable upon the exercise of options.
     (5)  Includes 7,400 shares issuable upon the exercise of options.
     (6)  Includes 12,900 shares issuable upon the exercise of options.

Election of Directors (Proposal 1)

     The terms of the present Board of Directors of the Company expire annually. At the Meeting the following persons, all of whom are members of the present Board of Directors, are nominees for election. Each director elected at the Meeting will hold office until the annual meeting of shareholders held in 2005 or until his successor is elected and qualified.


     J. Michael Anderson      Victor I. Dodson       Dr. Thomas D. Moye, Jr.
     Larry Beeman             J. Frank Jamison       Thomas E. Tuck
     A.P. Cappiello           Terry L. Kerbs         William Robert Witt

     Unless contrary instructions are received, the enclosed proxy will be voted in favor of the election as directors of the nominees listed above. Each nominee has consented to be a candidate and to serve, if elected. While the Board has no reason to believe that any nominee will be unable to accept nomination or election as a director, if such an event should occur, the proxy will be voted with discretionary authority for a substitute or substitutes as shall be designated by the current Board of Directors.

     The Board recommends that the shareholders vote FOR the proposed nominees.


Management of the Company

     The following table sets forth the names and certain information, as of December 31, 2003, concerning the directors and executive officers of the Company and TNBANK, our wholly-owned subsidiary (the "Bank"). Officers serve at the discretion of the Board of Directors. There are no family relationships between the directors and executive officers of the Company. None of the directors or executive officers serves as directors of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, or any investment company registered under the Investment Company Act of 1940. No director of the Company is a director or executive officer of another bank holding company, bank, savings and loan association, or credit union. The directors and executive officers of the Company and their occupations for the last five years are as follows:

                                                                                                       Year First
                                                                                                       Elected to
                                                                                                           or
                                                                                                       Appointed
                                                                                                      Director or
                                                          Business Experience During Past Five         Executive
              Name and Title                   Age                      Years                           Officer
-----------------------------------------------------------------------------------------------------------------
J. Michael Anderson, Director                   61      Owner, Hilltop Enterprises, Inc.                  1995
Larry Beeman, Director                          60      Owner, Investment Planning Services, Inc.         1995
A.P. Cappiello, Director                        40      Attorney                                          1995
Victor I. Dodson, Director                      66      Owner and President, Dodson Moving and            1995
                                                        Storage, Inc.
J. Frank Jamison, Chairman of the Board         64      Owner and President, Tele-Sys, Inc.               1995
Terry L. Kerbs                                  56      President, Advanced Office Systems                2001
Dr. Thomas D. Moye, Jr.                         55      Oral Surgeon                                      2001
Thomas E. Tuck Director, President              54      Banker                                            1995
     And Chief Executive Officer
William Robert Witt                             63      Owner and President, Witt Building Materials      2001

Description of The Board and Committees

     The Board of the Company meets periodically as necessary. The Board of Directors of the Bank, the Company's primary business, holds monthly meetings and special meetings as called. Directors receive $600 for each Board of Directors meeting and $150 for each committee meeting attended. Total fees paid to the Directors during 2003 were $80,593. During the fiscal year ended December 31, 2003, the Board of Directors held 12 meetings. All directors attended more than 75% of the aggregate number of meetings of the Board and committees of the Board on which they served, except for Mssr. Moye, who attended 2 of 3 Audit Committee meetings during the year. The Board of Directors does not have a nominating or compensation committee.

Report of the Audit Committee of the Board of Directors

     The Audit Committee consists of Mssrs. Jamison, Moye, Beeman and Cappiello. The Board has not adopted a written charter for the Audit Committee. During the fiscal year ended December 31, 2003, the Audit Committee met three times.

     The Audit Committee monitors and reviews the performance of the independent auditors and the quality and integrity of the Company's internal accounting, auditing and financial reporting practices. The Audit Committee's chief duties are to:

o hire one or more independent public accountants to audit the Company's books, records and financial statements and to review its system of accounting, including its system of internal control;

o monitor and evaluate, independently and objectively, the Company's internal financial controls and financial reporting procedure;

o discuss with the independent accountants the results of their audits and reviews;

o periodically communicate the Audit Committee's findings to the Board of Directors; and

o facilitate communication among the Board of Directors, the independent auditors, and the Company's management.

     The Audit Committee has obtained from the independent auditors, Pugh & Company, P. C., a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence. This statement conforms to Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee has also discussed with the auditors any relationships that may impact their objectivity and independence, including their receipt of fees from the Company, and satisfied itself that the auditors are independent of the Company.

     The Audit Committee has discussed with management the Company's audited financial statements for the year ended December 31, 2003. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees) and, with and without management present, discussed and reviewed the results of the independent auditor's evaluation of the Company's financial statements. The Audit Committee has also discussed with the independent auditors it's evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

     Based upon the results of the inquiries and actions discussed above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its annual report on Form 10-KSB for the year ended December 31, 2003, for filing with the SEC. The Committee has also recommended the reappointment, subject to shareholder approval, of the independent auditors, Pugh & Company, P. C.

                           Members of the Audit Committee:
                           A. P. Cappiello, Chairman          Frank Jamison
                           Mike Moye                          Larry Beeman

Audit Committee Financial Expert

     The Company has determined that it does not currently have an "audit committee financial expert," as defined under the rules of the Securities and Exchange Commission, serving on its Audit Committee. The Company believes that all of the members of the Audit Committee are qualified to serve on the committee and have the experience and knowledge to perform the duties required of the committee. The Company does not have any independent directors who would qualify as an audit committee financial expert, as defined. The Company believes that it has been, and may continue to be, impractical to recruit such a director unless and until it becomes significantly larger.

Principal Accountant Fees and Services

     For services rendered by Pugh and Company, P. C., our principal independent auditors, we incurred the following fees:

                                                      2002              2003
                                                      ----              ----
         Audit Fees (1)                            $20,640           $26,385
         Audit Related Fees (2)                      8,550             5,450
         Tax Fees (3)                                6,235             8,115
         All Other Fees                                475             6,425
                Total                              $35,900           $46,375

(1) Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent auditor can reasonably be expected to provide.

(2)  Audit  related  fees  consisted   principally  of  procedures   related  to
     regulatory filings.

(3) Tax fees consisted principally of tax return preparation, tax research and tax planning.

All other fees consisted principally of miscellaneous consulting, conferences and consultations regarding accounting and regulatory matters.

Compensation of Executive Officers

     The following table sets forth the aggregate compensation paid by the Company to its Chief Executive Officer for services rendered in all capacities during the years ended December 31, 2003, 2002 and 2001. No other executive officer's compensation exceeded $100,000 during such years.

No stock options were granted to any executive officers during 2003.

Summary Compensation Table

                                                                                             Other Annual
Name and Principal Position                        Year         Salary         Bonus         Compensation
----------------------------------------------------------------------------------------------------------
Thomas E. Tuck                                      2003     $  115,000       $ 22,050       $ 1,000
Director, President & Chief Executive Officer       2002        104,160         19,998         6,000
                                                    2001         98,475              -         4,200

         The following table sets forth information regarding stock options held at the end of or exercised in the year ended December 31, 2003 for the executive officer named in the Summary Compensation Table above as of December 31, 2003.


               Aggregated Option/SAR Exercises in Last Fiscal Year
                      And Fiscal Year-End Option/SAR Values

                Shares                   Securities underlying
             acquired on     Value        unexercised options at   Value of unexercised in-the-money
 Name          exercise     Realized          December 31           options at December 31, 2003(1)
 ----          --------     -------           -----------           ------------------------------
                                       Exercisable   Unexercisable Exercisable    Unexercisable
                                       -----------   ------------- -----------    -------------

Tom Tuck           -0-         -0-        7,400           -0-       $ 25,900           $0

---------------------
(1)  Based on recent trades of which management is aware of at $19.50 per share.

Stock Options

     We have a stock option plan for certain key employees which was approved by the shareholders in March 1996. A total of 19,457 shares have been reserved under this plan and in 1999 the board of directors granted a total of 14,600 options to certain key employees, at an option price equal to $16 per share. As of December 31, 2003, 14,500 of those options remained outstanding.

     Under the 2002 Incentive and Nonqualified Stock Option Plan for Employees of Tennessee Valley Financial Holdings, Inc. and its subsidiaries, the board of directors is authorized to issue to our employees options up to a number of shares that is the lesser of (a) 20% of the issued and outstanding shares or (b) 213,612 shares of our stock. The option prices are determined by the board of directors, or a committee thereof, but option prices may not be less than 100% of the fair market value of the stock on the date the option is granted. No awards can be made under this plan after 2012. Currently there are no options granted under this plan.

Beneficial Ownership Reporting Compliance

     Under the federal securities laws, the Company's directors, executive officers and any persons holding more than 10 % of the Common Shares are required to report their ownership of the Common Shares and any changes in that ownership to the SEC. These persons also are required by SEC regulations to furnish the Company with copies of these reports. Specific due dates for these reports have been established and the Company is required to report in this proxy statement any failure to file timely during 2003. Based solely on a review of the reports furnished to the Company or written representation from the Company's directors and executive officers, the Company believes that all of these filing requirements were satisfied by the Company's directors and executive officers during 2003.

     The following directors and executive officers were indebted to the Bank as of December 31, 2003.

J. Michael Anderson         $  168,645
A.P. Cappiello                  30,000
Victor I. Dodson               694,586
Mark B. Holder                      81
J. Frank Jamison                33,620
Terry L. Kerbs                 162,219
Thomas D. Moye                  26,884
Braxton L. Sadler                  802

                       ----------------
Total                      $ 1,116,837
                       ================

Certain Relationships and Related Transactions

     Some directors and officers of the Company are customers of its subsidiary, the Bank, and have had and expect to have loan transactions with the Bank in the ordinary course of business. In addition, some of the directors and officers of the Company are at present, as in the past, affiliated with businesses which are customers of the Bank and which have had and expect to have loan transactions with the Bank in the ordinary course of business. These loans were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other parties. In the opinion of the Board of Directors, these loans do not involve more than a normal risk of collectibility or present other unfavorable features.

Approval of Independent Auditors (Proposal 2)

     Upon the recommendation of the Audit Committee, the Board of Directors of the Company has selected Pugh & Company, P.C., Certified Public Accountants as its independent auditors for 2004. Pugh & Company, P.C., Certified Public Accountants were also employed by the Company in this capacity in 2003. A representative of Pugh & Company, P.C., Certified Public Accountants is expected to be present at the Meeting and will have an opportunity to make a statement if he desires to do so. The representative is also expected to be available to respond to appropriate questions.

     The Board recommends that shareholders vote FOR the approval of Pugh & Co., P.C., as the Company's independent auditors for 2004.

Expenses of Solicitation

     Proxies are being solicited by and on behalf of the Board of Directors. The Company will pay the total expense of preparing, assembling, printing, and mailing proxies and proxy solicitation materials. It may be that, following the original solicitation; some further solicitation will be made by telephone or other communications with some shareholders. Officers and directors of the Company, who will not receive additional compensation for such activities, will make all such further solicitation.

Shareholder Proposals

     Shareholders' proposals intended to be presented at the 2005 annual meeting of shareholders must be received by the Company at its executive offices on or before December 31, 2004, to be included in the proxy statement and form of proxy relating to that meeting.

Other Matters

     At the time of preparation of the proxy statement, the Board of Directors of the Company has not been informed and is not aware of any matters to be presented for action at the Meeting other than the matters listed in the notice of meeting included with this proxy statement/prospectus. If any other matters should come before the Meeting, or any adjournment thereof, it is intended that the persons named in the enclosed proxy will have discretionary authority to vote on such matters according to their best judgment.

Availability of Annual Report on Form 10-KSB

     A copy of the Company's Annual Report on Form 10-KSB, including the financial statements and schedules thereto, which is filed with the SEC, is available without charge to each shareholder of record upon written request to the Company, Attn: Jerry Cooksey, Vice President, 401 South Illinois Avenue, Oak Ridge, Tennessee 37830. Each such written request must set forth a good faith representation that as of the record date March 31, 2004, the person making the request was a beneficial owner of Common Shares entitled to vote at the Meeting. Exhibits to the Form 10-KSB will also be supplied upon written request to the Senior Vice President and payment to the Company of its cost of furnishing the requested exhibits. The copy of the Form 10-KSB furnished without charge to the requesting shareholder will be accompanied by a list briefly describing all of the exhibits and indicating the cost of furnishing the exhibits.

                           BY THE ORDER OF THE BOARD OF DIRECTORS


                           /s/ Thomas E. Tuck
                           -----------------------------------------------------
                           Thomas E. Tuck, President and Chief Executive Officer
  April 5, 2004

--------------------------------------------------------------------------------
           REVOCABLE PROXY - TENNESSEE VALLEY FINANCIAL HOLDINGS, INC.
                 Annual Meeting of Shareholders, April 27, 2004
--------------------------------------------------------------------------------


The undersigned does hereby appoint Thomas E. Tuck, J. Frank Jamison and each of them, with full power to each of substitution and revocation as proxies to vote all shares of common stock of the Company registered in the name(s) of the undersigned and held by them of record as of March 31, 2004, at Meeting of Shareholders to be held at the Company's Main Office, 401 South Illinois Avenue, Oak Ridge, Tennessee 37830, on April 27, 2004, at 6:30 p.m., local time, and at any and all adjournments, upon the following matters:

1. To elect as directors all nominees listed below (except as marked to the contrary below).
                                                                          VOTE
     J. Michael Anderson  Victor I. Dodson   Thomas E. Tuck    FOR      WITHHELD
     Larry Beeman         J. Frank Jamison   Thomas D. Moye    [  ]       [  ]
     A.P. Cappiello       Terry L. Kerbs     W. Robert Witt

     INSTRUCTION: To withhold your vote for any individual nominee, insert that nominee's name on the line provided below.

     ---------------------------------------------------------------------------

2. To approve the appointment of Pugh and Company, P.C., CPAs as the independent auditors for the Company for 2004.

                 [  ] FOR           [  ] AGAINST      [  ] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereon.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made this proxy will be voted for Proposals 1 and 2.




IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF
FURTHER   REQUESTS   FOR  PROXIES  TO  ENSURE  A  QUORUM  AT  THE   MEETING.   A
SELF-ADDRESSED, POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                [Tennessee Valley Financial Holdings, Inc. Logo]

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                    Please complete, date, sign and mail the
         detached proxy card in the enclosed postage-prepaid envelope.






                             DETACH PROXY CARD HERE
--------------------------------------------------------------------------------
Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to the shares of Common Stock held of record by the undersigned.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting, the Company's Proxy Statement for the Annual Meeting and an Annual Report for the 2003 fiscal year.



                                   Signature
                                             -----------------------------------

                                   Signature
                                             -----------------------------------

                                   Date                                   , 2004
                                        ---------------------------------

Please sign exactly as name (or names) appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign its partnership name by authorized person.

---------------------------------------------------------

           MEETING RESPONSE

Please sign, date and return promptly in the Enclosed self-addressed stamped envelope.

[   ]  I will attend

[   ]  I will bring ___ guests

[   ]  I will not attend


------------------------------------------------
Signature                             Date